BLACKROCK FUNDS III

BlackRock Advantage International Fund

Supplement dated March 28, 2017 to the Summary Prospectuses and Prospectuses of the Fund, dated April 29, 2016, and the Statement of Additional Information of the Fund, dated April 29, 2016 (as amended October 20, 2016)

On March 23, 2017, the Board of Trustees of BlackRock Funds III (the “Trust”), on behalf of its series, BlackRock Advantage International Fund (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective 4:00 p.m. (Eastern time) on May 1, 2017, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about May 5, 2017 (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-ADVI-0317SUP